Promissory Notes Payable- Current Amounts Due (March 10-K Note)	12 Months Ended
Mar. 31, 2015
Promissory Notes Payable- Current Amounts Due [Abstract]
Promissory Notes Payable- Current Amounts Due
Note 14.	Promissory Notes Payable- Current Amounts Due

On July 12, 2012, Tegal completed the acquisition of CollabRx, pursuant to the previously announced Agreement and Plan of Merger, dated as of June 29, 2012. As part of the purchase price, Tegal assumed $500 of existing CollabRx indebtedness through the issuance of the promissory notes. The principal of the promissory notes is payable in equal installments on the third, fourth and fifth anniversaries of the date of issuance, along with the accrued but unpaid interest as of such dates. The first installment due date is July 12, 2015. At that time, the Company must make its first payment of principal ($167) and unpaid accrued interest ($41). Principal payments of ($167) and ($166) will be made on July 12, 2016 and 2017, respectively.